UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): November 1, 2017
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SLEEP NUMBER CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-25121	41-1597886
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Third Avenue South, Minneapolis, Minnesota	55404
(Address of principal executive offices)	(Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Select Comfort Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act.            ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 27, 2017, Select Comfort Corporation (the “Company”) filed Articles of Amendment to Articles of Incorporation with the Minnesota Secretary of State to amend Article I of the Company’s Third Restated Articles of Incorporation, as amended, to change the name of the corporation to “Sleep Number Corporation”. The effective date of the Articles of Amendment is Wednesday, November 1, 2017 at 12:00 a.m. CDT. A copy of the Articles of Amendment to Articles of Incorporation is filed herewith as Exhibit 3.1.

Item 7.01    Regulation FD Disclosure.
On November 1, 2017, the Company announced that it filed Articles of Amendment to Articles of Incorporation with the Minnesota Secretary of State to amend Article I of the Company’s Third Restated Articles of Incorporation, as amended, to change the name of the corporation to “Sleep Number Corporation” effective 12:00 a.m. CDT, on November 1, 2017. In addition, in connection with the name change, the Company’s ticker symbol was changed to “SNBR” which change will be effective at the start of trading on Wednesday, November 1, 2017. The Company’s common stock will continue to trade on The NASDAQ Global Select Market.
Finally, the Company also announced that it moved its Company headquarters and changed its principal executive offices to 1001 Third Avenue South, Minneapolis, Minnesota, 55404.
The full text of the Company’s November 1, 2017 press release issued in connection with these announcements is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description of Exhibit
3.1	Articles of Amendment to Third Restated Articles of Incorporation of the Company (filed herewith).

99.1	Press Release dated November 1, 2017 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2017            SLEEP NUMBER CORPORATION

By: /s/ David R. Callen
Name: David R. Callen
Title: Senior Vice President and Chief Financial Officer